UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 21, 2012 (November 16, 2012)

QUANTA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13831	74-2851603
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 2600

Houston, Texas 77056

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 19, 2012, Quanta Services, Inc. (“Quanta” or the “Company”) and its subsidiary, Infrasource FI, LLC, entered into a definitive agreement to sell its telecommunications subsidiaries (the “Transaction”) to PBG Acquisition III, LLC, a subsidiary of Dycom Industries, Inc. (“Dycom”), for a purchase price of $275 million, subject to working capital and other specified adjustments. The subsidiaries included in the Transaction comprise substantially all of Quanta’s domestic telecommunications infrastructure services operations. The required waiting period under the Hart-Scott Rodino Act has expired, and subject to other customary closing conditions, the Transaction is expected to close by December 31, 2012. Quanta intends to use the proceeds of the Transaction to support its ongoing strategic growth initiatives primarily associated with electric power and pipeline infrastructure and for general corporate purposes. The foregoing description of the stock purchase agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the stock purchase agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective as of the closing of the Transaction (the “Closing”), Kenneth W. Trawick will cease to serve as the Company’s President – Telecommunications and Renewables Division.

(e) Pursuant to a letter agreement between Quanta and Mr. Trawick dated November 19, 2012, but effective as of the Closing, Quanta will make a lump-sum payment to Mr. Trawick in the amount of $536,442, less applicable taxes, representing one year’s salary plus one month’s salary in lieu of thirty days notice required under Mr. Trawick’s employment agreement. In addition, pursuant to the letter agreement, Quanta will pay $269,000 to Mr. Trawick in consideration for his execution of a release, Mr. Trawick will remain eligible to receive bonuses, if any, that would be payable to him in respect of 2012 as the Company’s President – Telecommunications and Renewables Division as if he had remained in such position through the bonus payment date in accordance with the Company’s bonus plans, as determined by the Compensation Committee of the Board of Directors, and the vesting of 24,769 shares of restricted stock held by Mr. Trawick will be accelerated.

On November 16, 2012, the Company’s Board of Directors approved Amendment No. 1 to the Company’s 2007 Stock Incentive Plan, which is filed as Exhibit 99.2 to this report. Amendment No. 1 eliminates from the 2007 Stock Incentive Plan certain minimum service conditions required for vesting of awards of restricted stock of the Company.

On November 16, 2012, the Compensation Committee of the Company’s Board of Directors approved the waiver of forfeiture restrictions and accelerated full vesting of awards of restricted stock of the Company under the 2007 Stock Incentive Plan and the 2011 Omnibus Equity Incentive Plan held by certain employees of the Company and its affiliates expected to be impacted by the Transaction, including Mr. Trawick. The accelerated vesting and waiver of forfeiture restrictions is conditioned upon and is effective as of the Closing. As a further condition to the acceleration of vesting of restricted stock, certain of the individuals will be required to enter into new or amended and restated employment agreements prior to the consummation of the Transaction.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the Transaction is being furnished pursuant to Regulation FD as Exhibit 99.1 to this report. The information in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This report contains forward-looking statements intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the anticipated timing of and the completion of the Transaction; the impact of the Transaction on projected revenues, earnings per share, margins, capital expenditures and other projections of financial and operating results; expectations regarding our business outlook, growth or opportunities in particular markets; Quanta’s strategies and plans; statements reflecting expectations, intentions, assumptions or beliefs about future events, and other statements that do not relate strictly to historical or current facts. Although Quanta’s management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. These statements can be affected by inaccurate assumptions and by a variety of risks and uncertainties that are difficult to predict or beyond our control, including, among others, the possibility that one or more closing conditions for the Transaction may not be satisfied or waived, the effects of disruption from the Transaction; variations in operating results; the effects of industry, economic or political conditions outside of the control of Quanta; adverse economic and financial conditions, including weakness in the capital markets; trends and growth opportunities in relevant markets; and other risks and uncertainties detailed in documents that Quanta files with the Securities and Exchange Commission (SEC). Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in any forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which are current only as of this date. Quanta does not undertake and expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

2.1	Stock Purchase Agreement dated as of November 19, 2012, among Quanta Services, Inc., Infrasource FI LLC, Dycom Industries, Inc. and PBG Acquisition III, LLC*

99.1	Press Release of Quanta Services, Inc. dated November 19, 2012

99.2	Amendment No. 1 to the Quanta Services, Inc. 2007 Stock Incentive Plan

* Schedules and exhibits to the Stock Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Quanta undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2012	QUANTA SERVICES, INC.

	By:	/s/ Derrick A. Jensen
Name: Derrick A. Jensen
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Stock Purchase Agreement dated as of November 19, 2012, among Quanta Services, Inc., Infrasource FI LLC, Dycom Industries, Inc. and PBG Acquisition III, LLC*

99.1	Press Release of Quanta Services, Inc. dated November 19, 2012

99.2	Amendment No. 1 to the Quanta Services, Inc. 2007 Stock Incentive Plan

* Schedules and exhibits to the Stock Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Quanta undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.